UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2018

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20574	51-0340466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (818) 871-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated April 25, 2018, a copy of which is furnished as Exhibit 99.1 to this report, The Cheesecake Factory Incorporated (the “Company”) reported financial results for the first quarter of fiscal 2018.

Total revenues were $590.7 million in the first quarter of fiscal 2018 as compared to $563.4 million in the first quarter of fiscal 2017. Net income and diluted net income per share were $26.0 million and $0.56, respectively, in the first quarter of fiscal 2018.

Comparable restaurant sales at The Cheesecake Factory restaurants increased 2.1% in the first quarter of fiscal 2018.

ITEM 8.01         OTHER EVENTS.

On April 23, 2018, the Board of Directors (the “Board”) of the Company declared a quarterly cash dividend of $0.29 per share which will be paid on May 22, 2018 to the stockholders of record of each share of the Company’s common stock at the close of business on May 10, 2018. Future dividends, if any, will be subject to Board approval.

On April 25, 2018, the Company posted an updated Investor Presentation on the Company’s Investor Relations website at investors.thecheesecakefactory.com. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

99.1	Press release dated April 25, 2018 entitled, “The Cheesecake Factory Reports Results for First Quarter of Fiscal 2018”

99.2	The Cheesecake Factory Investor Presentation dated April 2018

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 25, 2018 entitled, “The Cheesecake Factory Reports Results for First Quarter of Fiscal 2018”

99.2	The Cheesecake Factory Investor Presentation dated April 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2018	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer